UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Seccurities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   January 18, 2006


                              Southwest Airlines Co.
                  __________________________________________
             (Exact name of registrant as specified in its charter)

        Texas                         1-7259                   74-1563240
  _____________________           _____________              ______________
(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)

P. O. Box 36611, Dallas, Texas                                 75235-1611
_________________________________                              ___________
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code:   (214) 792-4000

                                 Not Applicable
                 ______________________________________________
            Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

           On January 18, 2006, the Registrant issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

    The information furnished in Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.


                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Southwest Airlines Co.

January 18, 2006                        By:     /s/ Laura Wright
                                        Name:   Laura Wright
                                        Title:  Senior Vice President-Finance
                                                Chief Financial Officer

                              Exhibit Index


      Exhibit No.    Description
      99.1           Registrant's Fourth Quarter and 2005 Year End Earnings
                     Release.